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                               STAG VARIABLE LIFE
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                    SUPPLEMENT DATED JANUARY 6, 1997 TO THE
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
   WITH RESPECT TO THE STAG VARIABLE LIFE PROSPECTUS DATED SEPTEMBER 3, 1996

The subsection of the Prospectus entitled "Policy Loans--Credited Interest" is amended as follows:

        Loan Accounts, other than Preferred Loans described in the subsection entitled "Policy Loans-- Preferred Loans" will be credited with interest in the following manner. During the first ten Policy Years, any amounts in the Loan Account will be credited with interest at a rate of 2%. For Policy Years eleven and beyond, the Loan Account will be credited with interest at a rate of 3%.

The subsection of the Prospectus entitled "Policy Loans--Preferred Loans" is amended as follows:

        If, any time after the tenth Policy Anniversary, the Cash Value exceeds the total of all premiums paid since issue, a Preferred Loan is available. The amount available for a Preferred Loan is the amount by which the Cash Value exceeds total premiums paid. For Policy Years eleven and beyond, the amount of the Loan Account which equals a Preferred Loan will be credited with interest at a rate equal to 4%. The amount of indebtedness that qualifies as a Preferred Loan is determined on each Monthly Activity Date.

HV-2112
33-61267